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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                      January 23, 2001 (January 22, 2001)



                                Netpliance, Inc.
               (Exact name of registrant as specified in charter)


          Delaware                      001-15715               74-2902814
          --------                      ---------               ----------

(State or Other Jurisdiction of      (Commission File         (IRS Employer
      Incorporation)                     Number)            Identification No.)



           7501B North Capital of Texas Highway, Austin, Texas 78731
           ---------------------------------------------------------
              (Address of principal executive offices)(Zip code)

              Registrant's telephone number, including area code:
                                 (512) 681-8300

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Item 5.   Other Events.

         On January 22, 2001, the Registrant issued a press release announcing the investor group that had delivered a proposal letter to Netpliance's Board of Directors on December 21, 2000 requesting an opportunity to discuss a possible management buyout has indicated that it is no longer interested in pursuing the transaction. To that end, on January 22, 2001, the investor group delivered a letter to Netpliance indicating that it was terminating negotiations.

         Further information is provided in the press release attached as
Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.


               (c)  Exhibits


          99.1    Press Release dated January 22, 2001.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2001                                 NETPLIANCE, INC.



                                      By:  /s/ Francis S. (Kit) Webster
                                           ___________________________________
                                    Name:   Francis S. (Kit) Webster
                                           -----------------------------------
                                    Title:  Chief Financial Officer
                                           -----------------------------------

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                               INDEX TO EXHIBITS


   Exhibit
   Number                        Description
   ------                        -----------


    99.1        Press Release dated January 22, 2001.

                                       4